UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2008
HEARTLAND PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714

(State or other jurisdiction of	(Commission File No)	(I.R.S. Employer
incorporation or organization)		Identification Number)
90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: MEMBERSHIP INTEREST AND ASSET PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
On May 2, 2008, Heartland Payment Systems, Inc. (the “Company”), Heartland Acquisition, LLC, a wholly owned subsidiary of the Company (“Buyer”), Alliance Data Network Services LLC (“Alliance Data Network Services”), ADS Alliance Data Systems, Inc. (“Seller”) and Alliance Data Systems Corporation entered into a Membership Interest and Asset Purchase Agreement (the “Agreement”) under which Buyer agreed to purchase substantially all of the assets of the network services business unit (the “Network Services Business”) of Seller (the “Acquisition”). Pursuant to the terms of the Agreement, Buyer will acquire from Seller the Network Services Business, including tangible personal property, intellectual property, licenses, contracts, the issued and outstanding equity securities of Alliance Data Network Services and related assets, and will assume certain liabilities of Seller related to the Network Services Business, for $77.5 million plus the net working capital of the Network Services Business on the closing date. The Network Services Business is a provider of payment processing solutions, serving a variety of industries such as petroleum, convenience store, parking and retail. Services include payment processing, prepaid services, POS terminal, helpdesk services and merchant bankcard services.
The Acquisition is subject to antitrust clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as well as satisfaction of other closing conditions, and is expected to close in the second quarter of 2008.
On May 5, 2008, the Company issued a press release regarding the Acquisition (the “Press Release”).
A copy of the Agreement and the Press Release are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference. The foregoing description of the Acquisition is qualified in its entirety by references to Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

10.1	Membership Interest and Asset Purchase Agreement dated May 2, 2008 among Heartland Payment Systems, Inc., Heartland Acquisition, LLC, Alliance Data Network Services LLC, ADS Alliance Data Systems, Inc. and Alliance Data Systems Corporation

99.1	Press Release of the Company dated May 5, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 8, 2008

Heartland Payment Systems, Inc.

(Registrant)

By:	/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Membership Interest and Asset Purchase Agreement dated May 2, 2008 among Heartland Payment Systems, Inc., Heartland Acquisition, LLC, Alliance Data Network Services LLC, ADS Alliance Data Systems, Inc. and Alliance Data Systems Corporation

The exhibits and schedules to the Membership Interest and Asset Purchase Agreement have been omitted from this current report on Form 8-K. Heartland Payment Systems, Inc. hereby agrees to furnish these items supplementally to the SEC upon the request of the SEC.

99.1	Press Release of the Company dated May 5, 2008